UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:


|_|   Preliminary proxy statement.
|_|   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
|_|   Definitive proxy statement.
|X|   Definitive additional materials.
|_|   Soliciting material under Rule 14a-12.


                      SELIGMAN SELECT MUNICIPAL FUND, INC.
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        (Name of Registrant's as Specified in each Registrant's Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:

                      SELIGMAN SELECT MUNICIPAL FUND, INC.


                         URGENT: PLEASE VOTE YOUR SHARES


Dear Stockholders of Seligman Select Municipal Fund, Inc.:

A special meeting of stockholders of Seligman Select Municipal Fund, Inc. ("Select") was held on December 18, 2008. At the meeting, stockholders approved a new investment management services agreement between Select and RiverSource Investments, LLC and elected 10 new directors of Select. However, the meeting has been adjourned to 10:00 a.m. on January 16, 2009 in respect of the proposal to approve an Agreement and Plan of Merger and Liquidation (the "Plan), the merger and the other transactions contemplated by the Plan.

In connection with the Proxy Statement/Prospectus, dated October 28, 2008, for Select previously mailed to you, your Board of Directors recommends that you vote "FOR" the Plan, Proposal 1 on the enclosed proxy card.

If stockholders approve the acquisition of Select by National Municipal Class ("National Fund"), a series of Seligman Municipal Fund Series, Inc. ("SMFS"), at the adjourned special meeting to be held on January 16, 2009, any discount (approximately 9.25% as of December 17, 2008) between the market value of Select's common stock and its net asset value ("NAV") will be eliminated in connection with the conversion and exchange of Select's common stock into Class A common stock of National Fund. National Fund shareholders approved the investment management services agreement between SMFS (on behalf of National
Fund) and RiverSource Investments, LLC on November 3, 2008.

Although the trading discount of Select's common stock has fluctuated over time, Select's common stock has traded at a discount to its NAV for many years. If the acquisition of Select by National Fund is not approved, it is expected that Select's common stock will continue to trade at a discount to its NAV.

Please vote your proxy "FOR" the Board's recommendation and return or authorize your proxy as described in the Proxy Statement/Prospectus.

                             YOUR VOTE IS IMPORTANT
                      Please complete, date, sign and mail
                    your proxy card in the envelope provided
                              as soon as possible.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
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                                      PROXY

                                                                    COMMON STOCK

                      Seligman Select Municipal Fund, Inc.
                           100 Park Avenue, New York,
                                 New York 10017

      The undersigned stockholder of Seligman Select Municipal Fund, Inc., a Maryland corporation (the "Corporation"), hereby revokes any previous proxies with respect to Proposal 1 (as described below), acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the reconvened Special Meeting of Stockholders (the "Meeting") of the Corporation, to be held at 10:00 a.m., local time, on January 16, 2009, at the offices of Select Municipal 100 Park Avenue, New York, New York 10017, and appoints WILLIAM C. MORRIS, PAUL B. GOUCHER and BRIAN T. ZINO (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the merger and other transactions contemplated by the Plan, as described in the enclosed proxy statement/prospectus (Proposal 1). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any procedural matter related to Proposal 1, that may properly come before the Meeting (and any adjournments or postponements thereof), including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to proposal, including, but not limited to, in the event that sufficient votes in favor of the Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                 (Continued and to be signed on the reverse side)

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                                  THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES

Your  telephone or Internet  vote  authorizes  the named  proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

             TELEPHONE VOTING                              INTERNET VOTING                              VOTING BY MAIL

This method is available  for residents of   Visit    the    Internet     website    at   Simply complete,  sign and date your proxy
the  U.S.  and  Canada.  On a  touch  tone   http://proxy.georgeson.com.    Enter   the   card  and  return  it in the  postage-paid
telephone,  call TOLL FREE 1-800-932-9931,   COMPANY  NUMBER and CONTROL  NUMBER  shown   envelope.  If you are using  telephone  or
24 hours a day, 7 days a week. You will be   below and follow the  instructions on your   the  Internet,  please  do not  mail  your
asked to enter  ONLY  the  CONTROL  NUMBER   screen.  You will  incur  only your  usual   proxy card.
shown below.  Have your  instruction  card   Internet charges. This method is available
ready,  and then  follow  the  prerecorded   until  11:59  p.m.  New York  City time on
instructions.  Your  instructions  will be   January 15, 2009.
confirmed  and votes  cast as you  direct.
This method is available  until 11:59 p.m.
New York City time on January 15, 2009.

This method may also be available by telephone through the Corporation's proxy solicitor.

                                ----------------------                        ----------------------
                                |   COMPANY NUMBER   |                        |   CONTROL NUMBER   |
                                ----------------------                        ----------------------

                       o DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL o
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                                                                                                                            _______
[X] Please mark                                                                                                                    |
    votes as in                                                                                                                    |
    this example.                                                                                                                  |
                                                                                                                                   |

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|                                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                                 |
|      The Board of Directors recommends that you vote FOR the approval of the merger and other transactions contemplated      |
|                      by the Plan, as described in the enclosed Proxy Statement/Prospectus (Proposal 1).                      |
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[ ] To vote FOR the Proposal for the Corporation,                                             Your Board
            ---                                                                               Recommends
    mark this box. No other vote is necessary.                                                    FOR       AGAINST    ABSTAIN
                                                                                                  [ ]         [ ]        [ ]
1. To approve the merger and other transactions contemplated by the Plan, as described in the enclosed Proxy Statement/Prospectus.

2. To vote and otherwise represent the undersigned on any procedural matter that may properly come before the Meeting with respect to Proposal 1.

                                                                                         PLEASE SIGN AND RETURN IMMEDIATELY

                                                                               Dated: ______________________________________________

                                                                               _____________________________________________________
                                                                               Signature

                                                                               _____________________________________________________
                                                                               Additional Signature (if held jointly)

|                                                                              Please sign exactly as your name(s) appear(s) on this
|                                                                              Proxy,  and date it.  When  shares are held  jointly,
|                                                                              each  holder   should   sign.   When   signing  in  a
|_______                                                                       representative capacity, please give title.
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